SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Auspex Systems, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUSPEX SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 14, 2002

To the Stockholders of Auspex Systems, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of AUSPEX SYSTEMS, INC., a Delaware corporation (the “Company”), will be held at 1:30 p.m., local time, on Thursday, November 14, 2002, at the Company’s headquarters, 2800 Scott Boulevard, Santa Clara, California 95050, for the following purposes:

1. To elect two (2) Class I directors of the Company each to serve for a two-year term.

2. To approve an amendment to the Company’s 1997 Stock Plan to increase the shares reserved for issuance thereunder by 3,600,000.

3. To approve an amendment to the Company’s 1993 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder by 5,000,000 shares.

4. To approve an amendment to the Company’s 1993 Directors’ Stock Option Plan to extend the term of the Directors’ Plan an additional ten years until June 2013.

5. To ratify the appointment of KPMG, LLP as independent auditors of the Company for the Company’s fiscal year ending June 30, 2003.

6. To transact such other business as may come properly before the meeting or any postponements or adjournments thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on October 1, 2002 are entitled to notice of and to vote at the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By Order of the Board of Directors,

Henry P. Massey, Jr.
Secretary

Santa Clara, California

October 9, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
PROPOSAL NO. 5
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE
COMPANY PERFORMANCE
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C

AUSPEX SYSTEMS, INC.

PROXY STATEMENT FOR THE

2002 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of AUSPEX SYSTEMS, INC., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, November 14, 2002 at 1:30 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s headquarters at 2800 Scott Boulevard, Santa Clara, California 95050. The telephone number at that location is (408) 566-2000. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted “FOR”: (i) the election of the two (2) nominees for Class I director set forth herein; (ii) an amendment of the 1997 Stock Option Plan to increase the shares reserved for issuance thereunder by 3,600,000; (iii) an amendment to the Company’s 1993 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder by 5,000,000 shares; (iv) an amendment to the Company’s 1993 Directors’ Stock Option Plan to extend the term of the Directors’ Plan an additional ten years until June 2013; (v) the ratification of the appointment of KPMG LLP as independent auditors; and (vi) at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended June 30, 2002 including financial statements, were first mailed on or about October 9, 2002, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

      Stockholders of record at the close of business on October 1, 2002 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 45,854,703 shares of the Company’s Common Stock, $.001 par value, were issued and outstanding. No shares of the Company’s Preferred Stock were outstanding. The holders of those shares are entitled to one vote per share on all matters presented at the Annual Meeting. The inspector of election appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the principal executive offices of the Company at Auspex Systems, Inc., 2800 Scott Boulevard, Santa Clara, California 95050, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

      On all matters, each share has one vote.

      The cost of soliciting proxies will be borne by the Company. The Company does not expect to but may engage a proxy solicitation firm to assist in its solicitation of proxies from brokers, nominees, institutions and individuals and estimates that such service would cost approximately $7,500. Arrangements will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. The Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

Quorum; Abstentions; Broker Non-Votes

      Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

      Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

      While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

      There are differing vote requirements for the various proposals. A plurality of the Votes Cast is required to elect directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. The affirmative vote of a majority of the Votes Cast is required for all other matters.

Stockholder Proposals for Next Annual Meeting

      The Company currently intends to hold its 2003 Annual Meeting of Stockholders in November 2003 and to mail proxy statements relating to such meeting in October 2003. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements set forth in the Company’s Bylaws and in the proxy rules promulgated by the Securities and Exchange Commission (“SEC”). The Company’s Bylaws provide that the Company must receive all stockholder proposals by August 24, 2003 or such proposal may not be presented at the 2003 Annual Meeting. In addition, if a stockholder would like to include a proposal in the Company’s proxy statement for the 2003 Annual Meeting, then the Company must receive the proposal by June 10, 2003. Such stockholder proposals should be submitted to Auspex Systems, Inc., 2800 Scott Boulevard, Santa Clara, California 95050, Attention: Secretary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

      Pursuant to the Company’s Restated Certificate of Incorporation, the Board of Directors is divided into two classes. The directors are elected to serve staggered two-year terms, such that the term of one class of directors expires each year. The Company currently has four directors divided among the two classes as follows: Class I — Gary J. Sbona and Richard E. Chapman; and Class II — John E. McNulty and Karl C. Powell. Mr. Sbona and Mr. Chapman have been nominated by the Company’s board of directors for election at the Annual Meeting for a two-year term ending at the 2004 Annual Meeting of Stockholders and until such director’s successor is elected.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class I nominees named below. In the event that such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated by the Company’s stockholders for election as director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed. The Company is not aware that the nominee(s) will be unable or will decline to serve as a director. The directors elected at this Annual Meeting will serve until the term of such director’s class expires and until such director’s successor has been duly elected and qualified. The Board of Directors will consider the names and qualifications of candidates for the Board of Directors submitted by stockholders in accordance with the procedures set forth in “Stockholder Proposals for Next Annual Meeting” above.

Vote Required

      The two (2) nominees in Class I receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

      The Board of Directors recommends that stockholders vote “FOR” Mr. Sbona and Mr. Chapman as the Class I directors.

      The names of the directors, certain information about them and their ages as of October 1, 2002 are set forth below:

			Director	Term
Name of Director	Age	Position(s) with the Company	Since	Expires

Nominees for Class I Directors
Gary J. Sbona	59	Chief Executive Officer and Chairman of the Board	2000	2002
Richard E. Chapman	54	Director	2000	2002
Class II Directors Whose Terms Continue
Karl C. Powell	59	Director	2000	2003
John E. McNulty	56	Director	2000	2003

Nominees for Class I Director:

      Mr. Gary J. Sbona, joined the Company in February 2000 as Chairman and Chief Executive Officer. Mr. Sbona, has also served as Chairman and Chief Executive Officer of: Verity Inc., a publicly traded software company, specializing in knowledge retrieval software, since 1997. Mr. Sbona also serves as a Director of Calico Commerce, Inc., a publicly traded software company, since 2001. Mr. Sbona has served as Chairman and Chief Executive Officer of Clarent, Inc., a publicly traded networking company, since 2002. Since 1974, Mr. Sbona has served as the Chairman and Chief Executive Officer of Regent Pacific Management

Corporation, a professional services firm that is currently providing the Company with management services. Mr. Sbona has held positions as an officer and/or director of numerous publicly and privately held companies.

      Mr. Richard E. Chapman became a director of the Company in July 2000. Since January 2001, Mr. Chapman has served as Chief Administrative and Information Officer and Senior Vice President of Kindred Healthcare, a national provider of long-term healthcare services. From October 1997 to December 2000, he served as Senior Vice President and Chief Information Officer of Vencor, Inc., the predecessor of Kindred Healthcare. From March 1993 to September 1997, he was Senior Vice President and CIO for Columbia/HCA Healthcare Corporation.

Directors Whose Terms Continues:

      Mr. Karl C. (Casey) Powell became a director of the Company in February. Mr. Powell has been President and CEO of NextGig, Inc, a development stage software company, since August 2000, Mr. Powell has served as a Director for Verity Incorporated, a knowledge retrieval software company. From 1983 until 1999, Mr. Powell was Chairman of the Board, Chief Executive Officer, and a director of Sequent Computer Systems, a manufacturer of Unix based servers.

      Mr. John E. McNulty became a director of the Company in February. Since June 1999, Mr. McNulty has served as Chairman of the Board and Chief Executive Officer of Secure Computing Corporation, a provider of enterprise security software where, previously, he served as President and COO, from May 1999 to June 1999. Previously, Mr. McNulty was employed by Genesys Telecommunications Corporation, where he served as Senior Vice President from 1997 to 1999. Mr. McNulty served as Senior Director of Marketing for Intel Corporation from 1993 to 1997.

      There are no family relationships between any of the directors or executive officers of the Company.

Board of Directors Meetings and Committees

      The Board of Directors of the Company held a total of eleven (11) meetings during the fiscal year ending June 30, 2002. All directors attended at least 75% of the sum of the total number of meetings of the Board of Directors and committees thereof on which they served, held during the fiscal year. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

      The Audit Committee, which consists of Messrs. Chapman, McNulty and Powell, held four (4) meetings. This committee is primarily responsible for selecting the Company’s external auditors and setting the scope of their work. The Audit Committee is primarily responsible for approving the services performed by the Company’s independent auditors and assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee has adopted a written charter.

      The Compensation Committee, which consists of Messrs. Chapman, McNulty and Powell, held one (1) meeting during the fiscal year. This committee reviews and approves the Company’s executive compensation policies and approves all stock option grants to executive officers.

      The Stock Option Committee, which consists of Mr. Sbona, acted on eight (8) occasions during the fiscal year. This committee is primarily responsible for approving stock option grants to employees (other than executive officers).

Board of Directors Compensation

      Compensation for directors who are not employees of the Company is $12,000 per annum and an additional $2,000 per meeting attended in person. Non-employee directors are automatically granted an initial option to purchase 100,000 shares of the Company’s Common Stock and thereafter annual options to purchase 25,000 shares of the Company’s Common Stock pursuant to the terms of the 1993 Directors’ Stock Option Plan (the“Directors’ Plan”).

      During fiscal 2002, each outside director was granted an additional option to purchase 100,000 shares of the Company’s Common Stock from the 1997 Stock Option Plan (the “1997 Plan”). In addition, Mr. Sbona was granted an additional option to purchase 712,500 shares of common stock from the 1997 Plan.

Audit Committee Report

      The Audit Committee of the Board of Directors (the “Committee”) is responsible for monitoring the integrity of the Company’s consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. We also recommend to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent auditors. The Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Committee member is independent as defined by Nasdaq listing standards.

      Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

      In this context, we held four (4) meetings during the fiscal year ending June 30, 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and the Company’s independent auditors. We discussed with the Company’s independent auditors the overall scope and plans for their audit. We met with the independent auditors, with management present, to discuss the results of their examination and their evaluations of the Company’s internal controls.

      We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2002 with management and KPMG LLP.

      We also discussed with the independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

      The Company’s independent auditors also provided to us the written disclosures and the letter required by Independence Standards Board Standards No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from the Company. When considering KPMG’s independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to KPMG for audit and non-audit services.

      Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2002 be included in the Company’s Annual Report on Form 10-K. We have also recommended the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ended June 30, 2003, subject to stockholder ratification.

The Audit Committee

Richard E. Chapman
John E. McNulty
Karl C. Powell

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 1997 STOCK PLAN TO INCREASE

THE SHARES RESERVED FOR ISSUANCE THEREUNDER BY 3,600,000

      At the Annual Meeting, the stockholders are being requested to consider and approve an amendment to the Company’s 1997 Stock Plan, as amended (the “1997 Plan”), to increase the number of shares of Common Stock reserved for issuance thereunder by 3,600,000 shares.

      The 1997 Plan was adopted by the Board of Directors in September 1997 and by the stockholders in April 1998. In October 2002, the Board of Directors approved an increase of 3,600,000 shares issuable under the 1997 Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 12,650,000 shares. As of June 30, 2002, options to purchase 8,911,485 shares of Common Stock (net of lapsed and terminated options) were outstanding under the 1997 Plan and 3,666,903 shares remained available for future issuance under the 1997 Plan (which assumes the adoption of the proposed amendment). A copy of the 1997 Plan is located in Appendix A to this Proxy Statement.

      The purpose of the proposed amendment to the 1997 Plan is to increase the number of shares available for issuance under the 1997 Plan. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders for a number of reasons. First, the Board of Directors believes that the Company’s 1997 Plan is vital to retaining, motivating, and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company’s employees with the interests of the Company’s stockholders. Third, the increase in the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company.

1997 Stock Plan Benefits

      The following table sets forth information with respect to the grant of the options under the 1997 Stock Plan during the fiscal year ended June 30, 2002 to the Named Executive Officers (as defined in “Executive Compensation — Summary Compensation Table”), all current executive officers as a group, and all current directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group.

Amended 1997 Stock Plan Benefits Table

		Number of Options
Name of Individual or Identity of Group	Dollar Value($)(1)	Granted(#)

Gary J. Sbona	—	712,500
Michael S. Worhach	—	332,500
Dennis J. Dunnigan	—	427,500
Peter R. Simpson	—	308,750
All current executive officers as a group (4 total)	—	1,781,250
Non-executive directors as a group (3 total)	—	300,000
All other employees as a group	—	3,447,150

(1)	Indicates the potential value between the exercise prices of the options and $0.251, the closing price of the Company’s Common Stock on June 30, 2002 as listed on The Nasdaq Stock Market, multiplied by the number of shares granted.

Vote Required

      The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Company’s 1997 Plan.

      The Board of Directors recommends that the Stockholders vote “FOR” the 3,600,000 share increase in the number of shares of Common Stock reserved for issuance under the Company’s 1997 Plan.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 1993 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER BY 5,000,000

      At the Annual Meeting, the stockholders are being requested to consider and approve an amendment to the Company’s 1993 Employee Stock Purchase Plan, as amended (the “Employee Stock Purchase Plan”), to increase the number of shares of Common Stock reserved for issuance thereunder by 5,000,000 shares.

      The Company’s Employee Stock Purchase Plan was adopted by the Board of Directors and by the stockholders in March 1993. A total of 800,000 shares of Common Stock was initially reserved for issuance under the Employee Stock Purchase Plan. In September 1997, the Board of Directors approved an increase of 500,000 shares issuable under the Employee Stock Purchase Plan, which was approved by the stockholders in November 1997. In June 1999, the Board of Directors approved an increase of 800,000 shares issuable under the Employee Stock Purchase Plan, which was approved by the stockholders in November 1999. In October 2002, the Board of Directors approved a further increase of 5,000,000 shares issuable under the Employee Stock Purchase Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the Employee Stock Purchase Plan since its inception to 7,100,000 shares. As of October 1, 2002, 2,099,964 shares of Common Stock had been purchased under the Employee Stock Purchase Plan and 5,000,036 shares remained available for future purchases (which assumes the approval of the proposed amendment).

Purpose and Effect of Amendment

      The purpose of the proposed amendment to the Employee Stock Purchase Plan is to increase the number of shares available for issuance under the Employee Stock Purchase Plan. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders for a number of reasons. First, the Board of Directors believes that the Company’s Employee Stock Purchase Plan serves as an incentive to current employees and helps align their interests with those of the Company’s stockholders. Second, the Board of Directors believes that the Employee Stock Purchase Plan is an important element of the Company’s strategy to attract and retain qualified employees in an increasingly competitive market. Finally, the Company has exhausted the shares available for issuance under the Employee Stock Purchase Plan, and the Plan is now suspended until the proposed amendment is adopted. A copy of the Employee Stock Purchase Plan (which assumes the adoption of the proposed amendment) is located in Appendix B to this Proxy Statement.

Employee Stock Purchase Plan Benefits

      The Company cannot now determine the number of shares to be purchased in the future by the Named Executive Officers (as defined in “Executive Compensation — Summary Compensation Table”), all current executive officers as a group, all current directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group. Nevertheless, the following table sets forth information with respect to share purchases under the Employee Stock Purchase Plan during the fiscal year ended June 30, 2002 by such persons:

Amended Employee Stock Purchase Plan Benefits Table

		Number of Shares
Name of Individual or Identity of Group	Dollar Value($)(1)	Purchased(#)

Gary J. Sbona	—	—
Michael S. Worhach	—	2,352
Dennis J. Dunnigan	—	—
Peter R. Simpson	—	—
All current executive officers as a group (4 total)	—	2,352
Non-executive directors as a group (3 total)	—	—
All other employees as a group	—	293,443

(1)	Indicates the difference between the purchase prices of the shares and $0.251, the closing price of the Company’s Common Stock on June 30, 2002 as listed on The Nasdaq Stock Market, multiplied by the number of shares purchased.

Vote Required

      The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Employee Stock Purchase Plan.

      The Board of Directors recommends that the stockholders vote “FOR” the 5,000,000 share increase in the number of shares of Common Stock reserved for issuance under the Company’s Employee Stock Purchase Plan.

PROPOSAL NO. 4

AMENDMENT OF THE 1993 DIRECTORS’ STOCK OPTION PLAN TO EXTEND THE TERM OF THE DIRECTORS’ PLAN AN ADDITIONAL TEN YEARS UNTIL JUNE 2013

      At the Annual Meeting, the stockholders are being requested to consider and approve an amendment to the Company’s 1993 Directors’ Stock Option Plan, as amended (the “Directors’ Plan”), to extend the term of the Director Plan an additional ten years until June 2013.

      The Directors’ Plan was adopted by the Board of Directors in March 1993 and was approved by the stockholders in April 1993. A total of 825,000 shares have been reserved for issuance under the Directors’ Plan. The Directors’ Plan is automatic in its operation and provides that upon joining the Board of Directors, each non-employee Director shall be granted options to purchase 100,000 shares of Common Stock and annually thereafter shall be granted options to purchase 25,000 shares of Common Stock. As of June 30, 2002, options to purchase 75,000 shares of Common Stock (net of lapsed and terminated options) had been granted under the Directors’ Plan, 732,000 shares remained available for future option grants and options for the purchase of 16,000 shares had been exercised. A copy of the Directors’ Plan (which assumes adoption of the proposed amendment) is located in Appendix C to this Proxy Statement.

Purpose and Effect of the Amendment to the Directors’ Plan

      The purpose of the proposed amendment to the Director Plan is to extend the term of the Directors’ Plan for another ten years to June 2013. The Board of Directors believes that the proposed amendments are in the best interests of the Company and its stockholders for a number of reasons. First, the Board of Directors believes that the Company’s Director Plan is vital to retaining, motivating and rewarding Outside Directors by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Accordingly, unless Shareholders approve the Director

Plan’s extension to 2013, the Directors’ Plan will expire by its terms in June 2003. Second, the Board of Directors believes that granting stock options to Outside Directors is an important contributor to aligning the incentives of the Company’s Outside Directors with the interests of the Company’s stockholders. The Board of Directors believes that in order to remain competitive with other companies with regard to its long-term incentive plans, the Company must continue to provide Outside Directors with the opportunity to obtain equity in the Company.

Benefits Under Amended Directors’ Plan

      The following table sets forth information with respect to the grant of options under the Directors’ Plan during the fiscal year ended June 30, 2002 to all current directors who are not executive officers.

Amended Director’ Plan Benefits Table

		Number of Shares
Name of Individual or Identity of Group	Dollar Value($)(1)	Granted(#)

Richard E. Chapman	—	25,000
Karl C. Powell	—	25,000
John E. McNulty	—	25,000
Non-executive directors as a group (3 total)	—	75,000

(1)	Indicates the difference between the exercise prices of the options and $0.251, the closing price of the Company’s Common Stock on June 30, 2002 as listed on The Nasdaq Stock Market, multiplied by the number of shares purchased.

(2)	Messrs. Chapman, Powell and McNulty were, also, each granted options to purchase 100,000 shares of Common Stock pursuant to the terms of the Company’s 1997 Stock Plan.

Vote Required

      The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Directors Plan.

      The Board of Directors recommends that the Stockholders vote “FOR” the proposed amendment to the Directors’ Plan to extend the term of the Directors’ Plan an additional ten years until June 2013.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

      On June 11, 2002, the Board of Directors of Auspex Systems, Inc. (the “Company”), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent auditors effective as of June 11, 2002. Effective as of June 20, 2002, the Board of Directors of the Company, upon recommendation of its Audit Committee, appointed KPMG LLP (“KPMG”) as the Company’s independent auditors.

      During the Company’s two most recent fiscal years, and through June 20, 2002, the Company has not consulted with KPMG regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

      The reports of the previous independent auditors, Arthur Andersen, on the financial statements for fiscal years 2000 and 2001 have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During such fiscal years, and through June 11, 2002, the Company has had no disagreements (as defined in Instruction 4 of Item 304 of Regulation S-K) with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided Arthur Andersen a copy of the above statements, and Arthur Andersen furnished the Company with a letter addressed to the Securities and Exchange Commission stating its agreement with such statements. The Company filed such letter by amendment to the Form 8-K filed June 21, 2002.

      KPMG has audited the Company’s financial statements since 2002. Previously, Arthur Andersen LLP had audited the Company’s financial statements since 1987. KPMG representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      The following table details the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for the fiscal year ending June 30, 2002.

Audit Fees

Fiscal Year Ending June 30, 2002	Total

Audit Fees(1)	$170,000
Financial Information System Design and Implementation Fees	—
All Other Fees	—
Total	$170,000

(1)	Audit services for 2002 consisted of the examination of the consolidated financial statements of the Company and quarterly review of the interim financial statements.

Vote Required

      The affirmative vote of a majority of the Votes Cast will be required to approve the ratification of the appointment of KPMG as independent auditors of the Company for the fiscal year ending June 30, 2003.

      The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditors.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the three other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) in the fiscal year ended June 30, 2002:

						Long-term
						Compensation

						Securities
		Annual Compensation				Underlying	All Other
	Fiscal					Options	Compensation
Name and Principal Position	Year	Salary($)		Bonus($)(1)		(#)	($)(2)

Gary J. Sbona(3)	2002	—	(3)	—	(3)	712,500	— (3)
Chairman and Chief	2001					750,000
Executive Officer	2000					2,400,000
Michael S. Worhach(4)	2002	422,000		268,000	(5)	332,500	1,000
President	2001	315,000		450,000	(5)	1,002,000	2,000
	2002	29,000		—		427,500	—
Dennis J. Dunnigan(3)	2001	—		—		—	—
Chief Operating Officer	2000	—		—		—	—
	2002	29,000		—		308,750	—
Peter R. Simpson(3)	2001	—		—		—	—
Chief Financial Officer	2000	—		—		—	—

(1)	May include (in each fiscal year) bonuses earned during the fiscal year and paid in the subsequent fiscal year.

(2)	Represents group term life insurance premiums and retirement plan matching contributions except as otherwise indicated.

(3)	Mr. Sbona, Mr. Dunnigan and Mr. Simpson are all employees of and are paid by Regent Pacific Management Corporation and had no direct compensation from the Company during the fiscal years ending June 30, 2000 and 2001. During fiscal year 2002, Mr. Sbona continued to receive no direct compensation, however, Mr. Dunnigan and Mr. Simpson began receiving nominal compensation beginning December 2001. See “Employment and Change of Control Agreements” for more information on the agreement with Regent Pacific Management Corporation.

(4)	Mr. Worhach joined the Company in August 2000.

(5)	Includes $125,000 paid during fiscal 2002 under the Company’s retention plan and $300,000 guaranteed bonus paid during fiscal 2001 pursuant to the terms of his employment offer.

Option Grants In Last Fiscal Year

      The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2002 to each of the Named Executive Officers:

	Individual Grants

		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation
	Underlying	Employees in	Exercise		for Option Term(3)
	Options	Fiscal	Price	Expiration
Name	Granted(#)	Year(1)	($/Share)(2)	Date	5%($)	10%($)

Gary J. Sbona	712,500	10.7%	1.39	12/17/11	622,842	1,578,403
Michael S. Worhach	332,500	5.0%	1.39	12/17/11	290,659	736,588
Dennis J. Dunnigan	427,500	6.4%	1.39	12/17/11	373,705	947,042
Peter R. Simpson	308,750	4.6%	1.39	12/17/11	269,898	683,974

(1)	An aggregate of 6,650,900 options to purchase shares of the Company’s Common Stock was granted to employees, consultants and outside directors during the fiscal year ended June 30, 2002.

(2)	The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares that are already owned or by offset of the underlying shares, subject to certain conditions.

(3)	These columns show the hypothetical gains or “option spreads” of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices.

(4)	Options vest ratably over one year on a monthly basis.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2002 and fiscal year-end option values:

			Number of Securities		Value of Unexercised
	Number		Underlying Unexercised		In-the-Money Options at
	of Shares		Options at June 30, 2002		June 30, 2002($)(1)
	Acquired On	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary J. Sbona	—	—	3,506,250	356,250	—	—
Michael S. Worhach	—	—	668,250	666,250	—	—
Dennis J. Dunnigan	—	—	213,750	213,750	—	—
Peter R. Simpson	—	—	154,375	154,375	—	—

(1)	Calculated by determining the difference between the fair market value of the Company’s Common Stock on The Nasdaq National Market on the date of exercise or at June 30, 2002 ($0.251), as applicable, and the exercise price of the options multiplied by the number of shares.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information with respect to the Company’s equity compensation plans as of the end of the most recently completed fiscal year.

	(a)	(b)	(c)

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average	Future Issuance Under Equity
	Issued Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	9,174,433	$4.03	799,903
Equity compensation plans not approved by security holders	5,881,161	$7.03	108,463
Total	15,055,594	$5.20	908,366

      Equity compensation plans not approved by security holders are comprised of the Non-Statutory Stock Option Plan (“1998 Plan”) and shares issued out of plan. The 1998 Plan was approved by the Board of Directors July 17, 1998 and has a term of 10 years. This plan’s purpose is to attract, retain and provide additional incentive to employees and consultants (who are neither executive officers nor directors). Options granted under this plan generally vest over a two-year period. The Company has 2,481,161 options outstanding at June 30, 2002 under the 1998 Plan and can grant an additional 108,463 options under this plan.

      There are two option grants outstanding that do not fall under an option plan. Options to purchase 2,400,000 shares of common stock were granted to Gary J. Sbona on February 14, 2000, as an inducement to him to join the Company. These options vest over one year and expire after five years. Options to purchase

1,000,000 shares of common stock were granted to Michael S. Worhach on August 1, 2000, as an inducement to him to join the Company. These options vest over two years and expire after 10 years. See Employment and Change of Control Agreements section for further details.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Retainer Agreement with Regent Pacific Management Corporation and Option Grant to Mr. Sbona

      The Company entered into a Retainer Agreement with Regent Pacific Management Corporation (“Regent”) on February 10, 2000. This agreement was extended on October 17, 2000 and November 20, 2001. The agreement expires in June 2003, provides for a fee of $75,000 per week to be paid to Regent, includes a retainer of $300,000, and provides for reimbursement of certain expenses. Regent is currently performing certain management services for the Company and has provided the Company with a five person management team which includes Gary J. Sbona, Dennis J. Dunnigan, Mathew W. Service, James A. Garvey and Peter R. Simpson. Pursuant to the terms of this Agreement, Mr. Sbona, Mr. Dunnigan and Mr. Simpson have been appointed officers of the Company. The Company pays nominal salaries to Mr. Dunnigan, Mr. Simpson, Mr. Garvey and Mr. Service. In addition, the Company has granted options to purchase 712,500, 750,000 and 2,400,000 Shares of Common Stock to Mr. Sbona during fiscal 2002, 2001 and 2000, respectively. Mr. Dunnigan has been granted options to purchase 427,500 shares of Common Stock. Mr. Simpson and Mr. Garvey have been granted options to purchase 308,750 Shares of Common Stock, each. Mr. Service has been granted options to purchase 47,500 Shares of Common Stock. These options vest and become fully exercisable upon a Change of Control or if the Retainer Agreement is terminated without cause. Pursuant to the terms of these option grants, a “Change of Control” is generally deemed to occur in the event of: (1) a merger, (2) a sale of substantially all of the Company’s assets, or (3) any person acquiring control over fifty percent (50%) of the Company’s voting securities.

Change of Control Provisions in Other Agreements

      The option to purchase 1,000,000 shares granted to Michael Worhach on August 1, 2000, in connection to his appointment as President, vests and becomes fully exercisable upon a Change of Control. The option to purchase 100,000 shares granted to Mr. Chapman on July 31, 2000 vests and becomes fully exercisable upon a Change of Control. Pursuant to the terms of these option grants, a “Change of Control” is generally deemed to occur in the event of: (1) a merger, (2) a sale of substantially all of the Company’s assets, or (3) any person acquiring control over fifty percent (50%) of the Company’s voting securities. The options granted to Mr. McNulty and Mr. Powell on August 28, 2000 to purchase 100,000 shares each vest and become fully exercisable upon a Change of Control. Pursuant to the terms of Mr. McNulty’s and Mr. Powell’s option grants, a “Change of Control” is generally deemed to occur in the event of: (1) a merger, (2) a sale of substantially all of the Company’s assets, (3) any person acquiring control over fifty percent (50%) of the Company’s voting securities, or (4) a change in the composition of the Board in which the majority of the members are not incumbent directors within a two year period.

      The 1998 Plan and the 1997 Plan both contain change of control provisions. Generally, under these plans, in the event of a change in control each unvested outstanding option shall become vested and exercisable as to an additional  1/12 (1998 Plan) or  1/16 (1997 Plan) of the shares subject to the option for each full year that such option has been outstanding. In addition, each outstanding option may be assumed or an equivalent option or right substituted by the successor corporation.

REPORT OF THE COMPENSATION COMMITTEE

      The following is the Report of the Compensation Committee of the Company’s Board of Directors. It describes the compensation policies and rationale with respect to the compensation paid to the Company’s executive officers for the fiscal year ended June 30, 2002. The information contained in the report shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference into such filing.

Introduction

      The Compensation Committee administers the Company’s executive compensation programs. The Compensation Committee was comprised of non-employee directors of the Company, John E. McNulty, Karl C. Powell and Richard E. Chapman, during the fiscal year ended June 30, 2002. The Company’s programs and policies are designed to enhance stockholder values by closely linking executive rewards with the Company’s success. The Company’s executive compensation program has three elements:

•	Base Salary,

•	Annual Cash Incentive Plan, and

•	Stock Option Program.

Base Salary

      The base salaries for the Company’s executive officers for the fiscal year ended June 30, 2002 set forth in the Summary Compensation Table were determined by the Compensation Committee. See “Executive Compensation — Summary Compensation Table.” The Compensation Committee considers the recommendations made by the Chief Executive Officer for the Company’s officers other than the Chief Executive Officer. In its deliberations, the Compensation Committee takes into consideration:

•	Salaries of officers in similar positions in similar sized and comparable high technology companies. This peer group of companies may be different than those of the companies incorporated in the stock performance graph in as much as the former represents competitors for executive talent, and the latter represents commercial competitors;

•	Company performance as measured by achievement of goals and objectives established at the start of the previous fiscal year; and

•	Evaluations as made by the Chief Executive Officer of each individual’s contributions (the Chief Executive Officer’s performance was evaluated independently by the Committee).

Annual Cash Incentive Program

      The annual cash incentive plan is designed to reward participants for achievement of predetermined Company goals and objectives. These predetermined goals and objectives are designed to drive Company performance toward enhanced stockholder returns. During the fiscal year ended June 30, 2002, the Company paid a portion of the eligible awards as set forth in the summary compensation table.

Stock Option Program

      The stock option program is designed to attract, retain and motivate the Company’s officers and other participants by providing them with a meaningful stake in the Company’s long-term success. In making its determinations, the Compensation Committee takes into consideration:

•	Grants made to individuals in similar positions in comparable high technology companies;

•	Participants’ contributions to the Company’s performance, both short and long-term;

•	Prior stock option grants, especially as they relate to the number of options vested and unvested; and

•	Impact that total option grants made to all participants have on dilution of current stockholder ownership and the Company’s earnings.

      Stock option grants made to the Named Executive Officers are set forth in the table of option grants in the last fiscal year set forth above. See “Executive Compensation — Option Grants in Last Fiscal Year.”

Chief Executive Officer Compensation

      Mr. Sbona serves as the Company’s Chief Executive Officer and Chairman. The Compensation Committee has independently reviewed the compensation of the Chief Executive Officer. Mr. Sbona receives no direct compensation from the Company as he is employed by Regent Pacific Management Corporation. Please see section entitled “Employment and Change of Control Agreements” for more information on the agreement with Regent Pacific Management Corporation.

      The foregoing report has been furnished by the Compensation Committee of the Board of Directors of the Company.

Compensation Committee

John E. McNulty
Karl C. Powell
Richard E. Chapman

Certain Relationships and Related Transactions

      The Company has entered into an agreement with Regent Pacific Management Corporation, a management firm of which Mr. Sbona, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is the Chief Executive Officer. Pursuant to the agreement, Regent Pacific Management Corporation provides management services to the Company, including the services of Mr. Sbona as Chief Executive Officer, one of a five person Regent Pacific Management Corporation management team. The agreement as amended expires in June 2003, with a minimum compensation to Regent Pacific Management Corporation of $1,950,000 for fiscal 2003 through December 2002. See “Employment and Change of Control Agreements” for additional information on the agreement with Regent Pacific Management Corporation.

      In March 2002, the Company and Kindred Healthcare entered into an agreement pursuant to which the Company has sold $207,000 worth of data storage equipment to Kindred Healthcare for its internal needs. Mr. Chapman, a director of the Company, serves as Chief Administrative and Information Officer as well as Senior Vice President of Kindred Healthcare.

Compensation Committee Interlocks and Insider Participation

      The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the SEC.

COMPANY PERFORMANCE

      The following performance graph compares the cumulative total return to stockholders of the Company’s Common Stock since June 30, 1997 to the cumulative total return over such period of (i) The Nasdaq Stock Market (U.S. Companies) and (ii) the Pacific Stock Exchange Technology Index. In previous years the Company had used the JP Morgan, Hambrecht & Quist Technology Index as a benchmark, but this index is no longer available. The information contained in the performance graph below shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      The performance graph assumes that $100 was invested on June 30, 1997 in the Company’s Common Stock at the closing price on the first day of trading of $9.63 per share, and in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company’s Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

PERFORMANCE GRAPH

	Jun-97	Jun-98	Jun-99	Jun-00	Jun-01	Jun-02

Auspex Systems, Inc.	$100.00	$56.49	$112.99	$51.30	$74.18	$2.60
Pacific Stock Exchange Technology Index	$100.00	$122.57	$212.54	$390.24	$257.14	$181.96
Nasdaq Stock Market — U.S.	$100.00	$131.95	$187.06	$276.19	$150.37	$101.89

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of September 6, 2002 (except as set forth in the footnotes) certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the Chief Executive Officer of the Company during the Company’s last fiscal year and the three most highly compensated officers other than the Chief Executive Officer who were serving as executive officers at the end of the Company’s last fiscal year, (iii) each director of the Company, and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders, which relate to voting or investment power of its shares of Common Stock.

	Shares of Common Stock
	Beneficially Owned(1)

		Percentage of
Five Percent Stockholders, Executive Officers and Directors	Number	Ownership

State of Wisconsin Investment Board(2)	8,922,000	19.5%
P.O. Box 7842 Madison, WI 53707
RS Investment Management(3)	5,980,000	13.0%
338 Market Street Suite 200 San Francisco, CA 94111-5312
Gary J. Sbona(4)	3,743,750	7.5%
c/o Auspex Systems Inc. 2800 Scott Blvd. Santa Clara, CA 95050
Michael S. Worhach(4)	1,283,252	2.7%
Dennis J. Dunnigan(4)	356,249	*
Peter R. Simpson(4)	258,391	*
Karl C. Powell(4)	772,973	1.7%
John E. McNulty(4)	210,066	*
Richard E. Chapman(4)	191,666	*
All executive officers and directors as a group (7 persons)(5)	6,816,347	13.1%

*	Less than one percent.

(1)	Applicable percentage of ownership is based on 45,854,703 shares of the Company’s Common Stock outstanding as of September 6, 2002 together with any applicable stock options held by such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of September 6, 2002 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)	State of Wisconsin Investment Board claims sole voting and dispositive power as to the 8,922,000 shares. Information provided herein is based upon a Schedule 13F filed with the SEC in June 2002 and subsequent conversations with the investor.

(3)	RS Investment Management claims sole voting power over a total of 5,980,000 shares. Information provided herein is based upon a Schedule 13F in June 2002 and subsequent conversations with the investor.

(4)	Includes shares of Common Stock issuable upon exercise of options exercisable within 60 days of September 6, 2002 as follows: Gary J. Sbona, 3,743,750; Michael S. Worhach, 1,279,082; Dennis J. Dunnigan, 356,249 shares; Peter R. Simpson, 257,291 shares; Karl C. Powell, 191,666 shares; John McNulty, 191,1666 shares; and Richard E. Chapman, 191,666 shares;

(5)	Includes 6,211,370 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 6, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act and regulations of the SEC thereunder require the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the fiscal year ended June 30, 2002 all executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements.

OTHER MATTERS

      The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

The Board of Directors

Henry P. Massey, Jr.
Secretary

Dated: October 9, 2002

APPENDIX A

AUSPEX SYSTEMS, INC.

1997 STOCK PLAN
(Includes proposed amendments)

      1.     Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

      Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Auspex Systems, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(v) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Plan” means this 1997 Stock Plan.

(y) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(z) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb) “Section 16(b)” means Section 16(b) of the Exchange Act.

(cc) “Service Provider” means an Employee, Director or Consultant.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ff) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 12,650,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4.     Administration of the Plan.

      (a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

      5.     Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6.     Limitations.

      (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7.     Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

      8.     Term of Option. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement; provided, however, that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9.     Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator but in no case shall be less than 75% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

      (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

      (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the

Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination in the case of an Incentive Stock Option and six (6) months following the Optionee’s termination in the case of a Nonstatutory Stock Option. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. In the event of the death of an Optionee:

(i) during the term of the Option who is at the time of his or her death a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (in the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee’s death, but in no event shall such period of time extend beyond the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained a Service Provider for six (6) months after the date of his or her death, subject to the limitation set forth in Section 6(a); or

(ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of the Optionee’s status as a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested at the date of termination.

If, at the time of death, the Optionee is not vested as to his or her entire Option, then subject to the additional vesting of Shares which may occur pursuant to Section 10(d)(i) hereof, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11.     Stock Purchase Rights.

      (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

      (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

      (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

      12.     Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

      13.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, how that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, then, to the extent unvested, each outstanding Option shall become vested and exercisable as to an additional  1/16 of the Shares subject to the Option for each full year that such Option has been outstanding and the repurchase option for any Restricted Stock shall lapse as to an additional  1/16 of the Shares subject to the repurchase option for each full year since the purchase of the Restricted Stock. (In no event shall an Optionee obtain the right pursuant to this provision to exercise an Option or a Stock Purchase Right for more than 100% of the Optioned Stock originally granted in connection with such Option or Stock Purchase Right.) In addition, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, (i) the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and (ii) any repurchase rights for Restricted Stock shall lapse so that all Shares of Restricted Stock shall be vested. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. If the repurchase option on Restricted Stock lapses and the Restricted Stock becomes fully vested pursuant to this Section, then the Administrator shall notify the owner of the Restricted Stock in writing or electronically that the repurchase option has lapsed. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      (d) Certain Business Combinations. In the event it is determined by the Company’s independent public accountants that the acceleration of vesting of outstanding Options upon a merger in accordance with this Section would preclude accounting for such merger as a pooling of interests, and the Board otherwise desires to approve such transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

      14.     Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      15.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      16.     Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      17.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      18.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19.     Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX B

AUSPEX SYSTEMS, INC.

1993 EMPLOYEE STOCK PURCHASE PLAN

(Includes proposed amendments)

      The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Auspex Systems, Inc.

      1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.     Definitions.

      (a) “Board” shall mean the Board of Directors of the Company.

      (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

      (c) “Common Stock” shall mean the Common Stock, $0.001 par value, of the Company.

      (d) “Company” shall mean Auspex Systems, Inc., a Delaware corporation.

      (e) “Compensation” shall mean all regular straight time gross earnings, sales commissions, payments for overtime, shift premium, bonuses and other compensation, but excluding car allowances.

      (f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

      (h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (i) “Employee” shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

      (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      (k) “Exercise Date” shall mean the last day of each Offering Period of the Plan.

      (l) “Offering Date” shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term “Offering Date” shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

      Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

      (m) “Offering Period” shall mean a period of six (6) months.

      (n) “Plan” shall mean this Employee Stock Purchase Plan.

      (o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3.     Eligibility.

      (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4.     Offering Periods. The Plan shall be implemented by a series of Offering Periods, with new Offering Periods commencing on or about February 15 and August 15 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

      5.     Participation.

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s Office of Human Resources 10 days prior to the applicable Offering Date, except that with respect to the first Offering Period only, an eligible Employee may become a participant in the Plan by completing a Subscription Agreement and filing it with the office of Human Resources no later than March 25, 1994. The subscription agreement shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 20%) to be paid as Contributions pursuant to the Plan.

      (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

      6.     Method of Payment of Contributions.

      (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) of such participant’s Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the participant’s aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

      (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may increase or decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

      (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant’s subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

      7.     Grant of Option.

      (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Exercise Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company’s Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(b).

      (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company’s Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

      8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant.

      9.     Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant or as otherwise instructed by the participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant’s account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be rolled over to the participant’s account for the next Offering Period.

      10.     Withdrawal; Termination of Employment.

      (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the

Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

      (b) Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

      (c) A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

      11.     Interest. No interest shall accrue on the Contributions of a participant in the Plan.

      12.     Stock.

      (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 7,100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

      (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

      13.     Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

      14.     Designation of Beneficiary.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15.     Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

      16.     Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

      17.     Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      18.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      19.     Amendment or Termination.

      (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

      (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

      20.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      22.     Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

APPENDIX C

AUSPEX SYSTEMS, INC.

1993 DIRECTORS’ STOCK OPTION PLAN
(Includes proposed amendments)

      1. Purposes of the Plan. The purposes of this Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be “nonstatutory stock options”.

      2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Auspex Systems, Inc., a Delaware corporation.

(e) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(f) “Director” shall mean a member of the Board.

(g) “Employee” shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i) “Option” shall mean a stock option granted pursuant to the Plan.

(j) “Optioned Stock” shall mean the Common Stock subject to an Option.

(k) “Optionee” shall mean an Outside Director who receives an Option.

(l) “Outside Director” shall mean a Director who is not an Employee.

(m) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(n) “Plan” shall mean this 1993 Directors’ Stock Option Plan.

(o) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(p) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 825,000 Shares (the “Pool”) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

      4. Administration of and Grants of Options under the Plan.

      (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

      (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director who first becomes a member of the Board of Directors after September 30, 2000 shall be automatically granted an Option to purchase 100,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (a “Subsequent Option”) on the first business day of the Company’s fiscal year of each year, if on such date, he or she shall have served on the Board for at least six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

(vi) The terms of a First Option granted hereunder shall be as follows:

(A) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(B) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

(C) the First Option shall become exercisable in installments cumulatively as to 1/24th of the Shares subject to the First Option on the last day of each of the first 12 full calendar months after the date of grant of such option, and as to 1/2 of the shares subject to such option on the last day of the 24th full calendar month after the date of grant of such option.

(vii) The terms of a Subsequent Option granted hereunder shall be as follows:

(A) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(B) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

(C) the Subsequent Option shall become exercisable in installments cumulatively as to 1/24th of the Shares subject to the Subsequent Option on the last day of each of the first 12 calendar months beginning with the calendar month in which such option is granted, and as to 1/2 of the shares subject to such option on the last day of the 24th calendar month following the calendar month in which such option is granted.

      (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee’s right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

      6. Term of Plan; Effective Date. The Plan became effective on June 28, 1993. It originally had a term of ten (10) years and would have expired in June 2003. It was amended in November 2002 and it shall continue in effect until June 2013 unless sooner terminated under Section 13 of the Plan.

      6. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

      7. Exercise Price and Consideration.

      (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

      (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

      (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice together with instructions to a broker to deliver promptly to the Company the amount of sale proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

      8. Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (d) Death of Optionee. In the event of the death of an Optionee:

(i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board) following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

(ii) within three (3) months (or such lesser period of time as is determined by the Board) after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

      9. Nontransferability of Options. Unless otherwise provided for by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

      10. Adjustments Upon Changes in Capitalization or Merger.

      (a) Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b) Dissolution; Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      (c) Merger; Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, then, except as provided in Section 11(d) hereof, to the extent the Option is unvested, the Option shall become fully vested and exercisable as to 100% of the Shares subject to such Option, in addition to any Shares which may have already vested under such Option (up to a maximum of 100% of the Optioned Stock originally granted), provided, however, that no exercise made pursuant to this Section 11(c) as to the previously unexercisable portion of an Option shall be effective until the closing of such transaction. In the event that, pursuant to Section 11(d) hereof, the vesting of the outstanding portion of the Option is not accelerated, the outstanding Options may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary thereof. If an Option becomes fully vested and exercisable pursuant to this Section 11(c), the Board shall notify the Optionee not less than fifteen (15) days prior to the closing of the relevant transaction, and the Option shall become exercisable as to the previously unvested portion of the Option, provided, however, that no exercise made pursuant to this Section 11(c) as to the previously unexercisable portion of an Option shall be effective until the closing of such transaction. To the extent that the Option is not exercised, assumed or substituted upon such closing, the Option will thereupon terminate.

      For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      (d) Certain Business Combinations. In the event it is determined by the Company’s independent public accountants that the acceleration of vesting of outstanding Options upon a merger pursuant to this Section would preclude accounting for such merger as a pooling of interests, and the Board desires to approve such merger which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

      11.     Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      12.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      13.     Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15.     Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      16.     Stockholder Approval.

      (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

      (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

      17.     Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.

DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUSPEX SYSTEMS, INC.
2800 SCOTT BOULEVARD, SANTA CLARA, CALIFORNIA 95050

2002 ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 14, 2002

     The undersigned stockholder of Auspex Systems, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 9, 2002, and hereby appoints Gary J. Sbona and Peter R. Simpson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company to be held on November 14, 2002 at 1:30 p.m. local time, at the Company’s headquarters located at 2800 Scott Boulevard, Santa Clara, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE	SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

     Please mark [X] votes as in this example.

     This proxy, when properly executed, will be voted as directed below, or, if no contrary direction is indicated, will be voted FOR the election of two (2) Class I directors, FOR proposal 2, 3, 4 and 5, and as said proxies deem advisable on such other matters as may properly come before the meeting.

1.	To elect two (2) Class I directors of the Company to serve for a two-year. Nominees: Gary J. Sbona, Richard E. Chapman MARK HERE:
FOR [ ] WITHHELD [ ]

2.	To approve an amendment to the Company’s 1997 Stock Plan to increase the shares reserved for issuance thereunder by 3,600,000.
FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.	To approve an amendment to the Company’s 1993 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder by 5,000,000 shares.
FOR [ ] AGAINST [ ] ABSTAIN [ ]

4.	To approve an amendment to the Company’s 1993 Directors’ Stock Option to extend the term of the Directors’ Plan an additional ten years until June 2013.
FOR [ ] AGAINST [ ] ABSTAIN [ ]

5.	To ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending June 30, 2003.
FOR [ ] AGAINST [ ] ABSTAIN [ ]

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

IF YOU PLAN TO ATTEND THE MEETING [ ]
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

     TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

     (This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature:	Date:

Signature:	Date: